SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 25, 2008

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET		21201
BALTIMORE, MARYLAND		(Zip Code)
(Address of Principal Executive Offices)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed by Vertis, Inc. (the “Company”), solely to amend certain financial projections (the “Financing Projections”) filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2008.  The Financing Projections have been amended (the “Amended Projections”) to include the projection of financial performance for Vertis Holdings, Inc. and its subsidiaries, for fiscal year 2008.  A summary of the Amended Projections is attached as Exhibit 99.1 hereto.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology.  These forward-looking statements include statements other than historical information or statements of current condition, but instead represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control.  It is possible that the Company’s actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Important factors that could cause actual results to differ from those in the Company’s specific forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of a debtor-in-possession financing facility; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan and to do so in a timely manner; the ability of the Company to obtain its exit financing; the ability of the Company to realize the projected synergies from the Merger; the cost of realizing such synergies; the ability of the Company to attract, motivate and/or retain key executives and associates and the ability of the Company to attract and retain customers.  Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1         Summary of Amended Projections

99.2         Motion filed with the Bankruptcy Court on October 3, 2008 to modify the Prepackaged Plan*

* Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ Barry C. Kohn
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  October 7, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Summary of Amended Projections

99.2	Motion filed with the Bankruptcy Court on October 3, 2008 to modify the Prepackaged Plan*

* Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 6, 2008.